UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2008

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 29, 2008, Russ Berrie and Company, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Gift Sale 8-K”) with respect to the entry into and consummation as of December 23, 2008 of the transactions contemplated by the Purchase Agreement (the “Purchase Agreement”) dated as of December 23, 2008, between the Company and The Russ Companies, Inc., a Delaware corporation (“Buyer”), for the sale of the capital stock of the Company’s subsidiaries actively engaged in the Company’s gift business (the “Gift Business”), and substantially all of the Company’s assets used in the Gift Business (subject to specified exceptions), and the assumption by the Buyer of specified obligations.

The aggregate purchase price payable by the Buyer to the Company for the Gift Business was: (i) 199 shares of the Common Stock, par value $0.001 per share, of the Buyer (the “Buyer Common Shares”), representing a 19.9% interest in the Buyer after consummation of the transaction, and (ii) a subordinated, secured promissory note issued by Buyer to the Company in the original principal amount of $19.0 million (the “Seller Note”).  During the 90-day period following the fifth anniversary of the consummation of the sale of the Gift Business, the Company will have the right to cause the Buyer to repurchase any Buyer Common Shares then owned by the Company, at its assumed original value (which was $6.0 million for all Buyer Common Shares), as adjusted in the event that the number of Buyer Common Shares is adjusted, plus interest at an annual rate of 5%, compounded annually (the “Put Option”).  In addition, in connection with the sale of the Gift Business, a newly-formed Delaware limited liability company owned 100% by the Company (the “Licensor”) executed a license agreement (the “License Agreement”) with the Buyer.  Pursuant to the License Agreement, the Buyer will pay the Licensor a fixed, annual royalty (the “Royalty”) equal to $1,150,000 for the exclusive right to use certain trademarks and other intellectual property not included in the Gift Sale (the “Retained IP’).  The initial annual Royalty payment is due and payable in one lump sum on December 31, 2009.  Thereafter, the Royalty will be paid quarterly at the close of each three (3) month period during the term.  At any time during the term of the License Agreement, the Buyer shall have the option to purchase all of the Retained IP from the Licensor for $5.0 million, to the extent that at such time (i) the Seller Note shall have been paid in full (including all principal and accrued interest with respect thereto), and (ii) there shall be no continuing default under the License Agreement. If the Buyer does not purchase the Retained IP by December 23, 2013 (or nine months thereafter, if applicable), the Licensor shall have the option to require the Buyer to purchase all of the Retained IP for $5.0 million.  The amounts recorded herein as consideration received from the Gift Sale of $24.3 million are based upon valuations which are preliminary, and subject to change.  If the final valuation of the proceeds from the sale of the Gift Business is lower than what has been recorded herein, such difference would result in an increased loss on the sale of the Gift Business and lower carrying amounts on the balance sheet presented.  The Company expects to recognize a loss on the Gift Sale and related impairment of the Applause trademark of approximately $17.0 million to $22.0 million, exclusive of the costs of disposition of approximately $700,000 to $1,000,000.  The Unaudited Pro forma Condensed Statements of Income exclude the loss from Gift Sale and the associated costs of disposition.

By this amendment to the Gift Sale 8-K, the Company is amending and supplementing Item 9.01 thereof to include the required pro forma financial information.  Except for the filing of such financial information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Gift Sale 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)                                 Pro forma Financial Information.

The following unaudited pro forma financial information of the Company is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A, and is incorporated herein by reference thereto:

•                  Unaudited Pro forma Condensed Balance Sheet as of September 30, 2008

•                  Unaudited Pro forma Condensed Statement of Income for the year ended December 31, 2007

•                  Unaudited Pro forma Condensed Statement of Income for the nine months ended September 30, 2008

•                  Notes to the Unaudited Pro forma Financial Statements

(d)                                 Exhibits.

The following exhibits are filed with this report:

Exhibits

The following exhibits are filed with this report:

Exhibit 2.5*	Purchase Agreement, dated as of December 23, 2008, among Russ Berrie and Company, Inc. and The Russ Companies, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.112	Stockholders Agreement, dated as of December 23, 2008, among Russ Berrie and Company, Inc., The Russ Companies, Inc. and Encore Investors II, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.113	License Agreement, dated as of December 23, 2008, among RB Trademark Holdco, LLC and The Russ Companies, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.114	Licensor Agreement, dated as of December 23, 2008, among RB Trademark Holdco, LLC, Wells Fargo Bank, National Association, and The Russ Companies, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.115	Transition Services Agreement, dated as of December 23, 2008, between Russ Berrie and Company, Inc. and The Russ Companies, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.116

Secured Promissory Note, dated December 23, 2008, in the original principal amount of $19.0 million from The Russ Companies, Inc. for the benefit of Russ Berrie and Company, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.117	Guaranty, dated as of December 23, 2008, among The Encore Group, Inc., the other guarantors specified therein and Russ Berrie and Company, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.118

Subordinated Security Agreement, dated as of December 23, 2008, among The Russ Companies, Inc., The Encore Group, Inc., the other parties specified therein and Russ Berrie and Company, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.119

Intercreditor Agreement, dated as of December 23, 2008, between Russ Berrie and Company, Inc. and Wells Fargo Bank, National Association, and acknowledged by The Russ Companies, Inc., incorporated by reference to the Gift Sale 8-K.

Exhibit 10.120	Amended and Restated Change in Control Severance Plan, incorporated by reference to the Gift Sale 8-K.

Exhibit 99.1	Press Release dated December 23, 2008, announcing the execution of the Purchase Agreement and related matters, incorporated by reference to the Gift Sale 8-K.

Exhibit 99.2

Pro Forma Financial Information:

Unaudited Pro forma Condensed Balance Sheet as of September 30, 2008

Unaudited Pro forma Condensed Statement of Income for the year ended December 31, 2007

Unaudited Pro forma Condensed Statement of Income for the nine months ended September 30, 2008

Notes to the Unaudited Pro forma Financial Statements

* Schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2009	RUSS BERRIE AND COMPANY, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and General Counsel

Exhibit Index

Exhibit 99.2	Pro Forma Financial Information

Unaudited Pro forma Condensed Balance Sheet as of September 30, 2008
Unaudited Pro forma Condensed Statement of Income for the year ended December 31, 2007
Unaudited Pro forma Condensed Statement of Income for the nine months ended September 30, 2008
Notes to the Unaudited Pro forma Financial Statements